UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Amendment No. 1)

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

POLOMAR HEALTH SERVICES INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required

☐	Fee paid previously with preliminary materials.

☒	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

EXPLANATORY NOTE

This Amendment No. 1 (“Amendment No. 1”) to the information statement on Schedule 14C (“Information Statement”) is being filed by Polomar Health Services, Inc. (the “Company”) to include Exhibit 107 to the preliminary information statement on Schedule 14C filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2026.